Exhibit 99.1 FINANCIAL AND STATISTICAL INFORMATION FOR 38 MEMBERS OF OGLETHORPE POWER CORPORATION Our members operate their systems on a not-for-profit basis. Accumulated margins derived after payment of operating expenses and provision for depreciation constitute patronage capital of the consumers of our members. Refunds of accumulated patronage capital to the individual consumers may be made from time to time subject to limitations contained in mortgages between our members and the Rural Utilities Service or loan documents with other lenders. The Rural Utilities Service mortgage generally prohibits such distributions unless, after any such distribution, the member’s total equity will equal at least 30% of its total assets, except that distributions may be made of up to 25% of the margins and patronage capital received by the member in the preceding year provided that equity is at least 20%. We are a membership corporation, and our members are not our subsidiaries. Except with respect to the obligations of our members under each member’s wholesale power contract with us and our rights under such contracts to receive payment for power and energy supplied, we have no legal interest in, or obligations in respect of, any of the assets, liabilities, equity, revenues or margins of our members. The following selected information on the individual members is intended to show, in the aggregate, the assets, liabilities, equity, revenues and margins of our members. Member assets, liabilities, equity, revenues and margins should not, however, be attributed to us. In addition, the revenues of our members are not pledged to us, but such revenues are received by the respective members and are the source from which moneys are derived by our members to pay for power and energy received from us. Revenues of our members are, however, pledged under their respective Rural Utilities Service mortgages or loan documents with other lenders. The information contained in these tables was taken from Rural Utilities Service Financial and Statistical Reports (RUS Form 7) or similar reports prepared for other lenders or provided directly by a member. This information has not been independently verified by the Rural Utilities Service, any lender or us. The “Total” columns were not supplied or compiled by the Rural Utilities Service, any lender or our members. The “Total” column in each table is for informational purposes only, inasmuch as each member operates independently and is not responsible for the obligations of other members, except as provided in the wholesale power contracts (see “Business ― Oglethorpe Power Corporation ― Wholesale Power Contracts” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025). In addition, the Times Interest Earned, Equity to Assets and Equity to Total Capitalization ratios were calculated by us from information obtained from each member’s RUS Form 7 or other financial information provided to us, but the calculations were not independently verified by our members. No adjustments were made by us in calculating these ratios for items such as debt refinancings that are not reflected separately on the financial information provided to us. For the calendar years 2023, 2024 and 2025, the information on the individual members is presented in the succeeding tables as follows: Table 1 - Selected Statistics, Table 2 - Average Number of Consumers Served, Table 3 - Annual Megawatt-hour Sales by Consumer Class, Table 4 - Annual Revenues by Consumer Class, Table 5 - Summary of Operating Results, and Table 6 - Condensed Balance Sheet Information.

Central Coweta- Altamaha Amicalola Canoochee Carroll Georgia Coastal Cobb Colquitt Fayette Diverse 2025 Avg. Monthly Residential Rev. ($) 173.79 171.52 166.48 169.02 169.32 184.30 127.98 165.41 163.68 212.51 Avg. Monthly Residential kWh 1,066 1,255 1,174 1,212 1,296 1,282 1,114 1,192 1,238 1,233 Avg. Residential Rev.(cents per kWh) 16.30 13.67 14.18 13.94 13.06 14.38 11.49 13.88 13.22 17.24 Times Interest Earned Ratio (1) 3.13 2.18 2.64 3.62 1.75 1.90 11.73 3.62 3.56 2.77 Equity / Assets (1) 42% 30% 37% 44% 21% 36% 72% 41% 44% 38% Equity / Total Capitalization (1) 59% 39% 47% 50% 26% 40% 79% 52% 48% 42% 2024 Avg. Monthly Residential Rev. ($) 161.26 153.72 158.92 161.25 158.22 178.36 127.58 153.39 158.09 207.08 Avg. Monthly Residential kWh 1006 1,239 1,137 1,206 1,293 1,280 1,126 1,158 1,235 1,235 Avg. Residential Rev.(cents per kWh) 16.04 12.41 13.98 13.38 12.24 13.94 11.33 13.24 12.8 16.76 Times Interest Earned Ratio (1) 3.55 2.34 2.62 4.5 1.98 3.37 10.18 2.38 5.3 2.51 Equity / Assets (1) 44% 32% 38% 46% 22% 38% 67% 37% 46% 35% Equity / Total Capitalization (1) 57% 48% 52% 50% 28% 44% 75% 52% 54% 39% 2023 Avg. Monthly Residential Rev. ($) 153.11 140.04 145.63 154.67 148.98 166.92 124.14 142.53 138.26 207.64 Avg. Monthly Residential kWh 988 1,167 1,103 1,140 1,218 1,180 1,069 1,126 1,184 1,179 Avg. Residential Rev.(cents per kWh) 15.5 12 13.2 13.57 12.23 14.15 11.62 12.65 11.68 17.61 Times Interest Earned Ratio (1) 5.54 2.41 2.88 6.76 2.11 4.24 7.13 3.47 4.53 2.01 Equity / Assets (1) 49% 34% 41% 46% 23% 39% 62% 43% 45% 34% Equity / Total Capitalization (1) 57% 46% 49% 50% 30% 47% 70% 52% 50% 39% Little Excelsior Flint Grady GreyStone Habersham Hart Irwin Jackson Jefferson Ocmulgee 2025 Avg. Monthly Residential Rev. ($) 167.51 170.22 172.80 149.26 150.89 151.94 193.58 143.77 163.40 158.30 Avg. Monthly Residential kWh 1,204 1,269 1,150 1,189 1,078 1,159 1,063 1,211 1,120 1,004 Avg. Residential Rev.(cents per kWh) 13.91 13.41 15.03 12.55 13.99 13.11 18.20 11.87 14.59 15.76 Times Interest Earned Ratio (1) 8.52 2.46 2.43 2.91 2.13 4.26 1.68 3.43 4.09 2.63 Equity / Assets (1) 45% 31% 44% 39% 30% 51% 23% 45% 38% 33% Equity / Total Capitalization (1) 63% 37% 48% 46% 34% 64% 27% 52% 45% 52% 2024 Avg. Monthly Residential Rev. ($) 160.9 171.05 166.89 144.96 148.31 150.98 176.35 137.65 146.14 141.66 Avg. Monthly Residential kWh 1,182 1,261 1,125 1,186 1,058 1,148 1,030 1,209 1,101 972 Avg. Residential Rev.(cents per kWh) 13.61 13.57 14.84 12.22 14.02 13.15 17.13 11.38 13.27 14.58 Times Interest Earned Ratio (1) 3.46 1.93 2.43 2.7 3.21 4.9 1.52 3.75 1.55 2.24 Equity / Assets (1) 42% 31% 44% 39% 31% 49% 22% 44% 29% 34% Equity / Total Capitalization (1) 61% 38% 50% 46% 35% 62% 25% 52% 43% 50% 2023 Avg. Monthly Residential Rev. ($) 148.37 161.68 160.67 137.09 138.54 126.64 165.16 136.69 142.44 134.27 Avg. Monthly Residential kWh 1,124 1,198 1,083 1,145 1,006 1,032 1,001 1,141 1,058 947 Avg. Residential Rev.(cents per kWh) 13.2 13.5 14.84 11.98 13.77 12.27 16.51 11.98 13.47 14.18 Times Interest Earned Ratio (1) 3 2.48 4.36 2.42 3.51 3.68 1.74 3.9 4 1.89 Equity / Assets (1) 49% 33% 51% 42% 32% 51% 25% 45% 36% 41% Equity / Total Capitalization (1) 62% 40% 58% 48% 40% 64% 30% 53% 43% 50% Footnotes: not independently verified by each respective Member. FINANCIAL AND STATISTICAL INFORMATION FOR THE 38 MEMBERS OF OGLETHORPE POWER CORPORATION Table 1 SELECTED STATISTICS OF EACH MEMBER (as of December 31) (1) Times Interest Earned and Equity ratios were calculated from information contained on each Member's RUS Form 7, or similar form provided to another lender, and were

Middle Slash Georgia Mitchell Ocmulgee Oconee Okefenoke Planters Rayle Satilla Sawnee Pine 2025 Avg. Monthly Residential Rev. ($) 212.06 202.13 149.61 182.26 172.81 173.32 164.13 173.78 152.73 192.63 Avg. Monthly Residential kWh 1,193 1,181 971.5139414 1,165 1,217 1,168 1,121 1,187 1,191 1,109 Avg. Residential Rev.(cents per kWh) 17.77 17.12 15.40 15.65 14.20 14.84 14.64 14.64 12.82 17.37 Times Interest Earned Ratio (1) 1.75 2.29 4.59 1.72 2.71 4.09 1.93 2.43 4.04 7.24 Equity / Assets (1) 30% 39% 61% 35% 37% 48% 36% 27% 37% 38% Equity / Total Capitalization (1) 32% 46% 67% 41% 41% 57% 43% 40% 47% 57% 2024 Avg. Monthly Residential Rev. ($) 206.72 187.48 148.9 180.51 168.23 164.54 160.64 160.08 137.31 167.04 Avg. Monthly Residential kWh 1,179 1,171 961 1,149 1,189 1,132 1,114 1,146 1,190 1,092 Avg. Residential Rev.(cents per kWh) 17.54 16.01 15.5 15.71 14.15 14.53 14.42 13.97 11.54 15.3 Times Interest Earned Ratio (1) 2.11 2.3 5.69 2.52 2.48 4.58 2.18 2.95 3.97 3.58 Equity / Assets (1) 28% 40% 59% 38% 35% 43% 38% 28% 36% 34% Equity / Total Capitalization (1) 32% 47% 65% 46% 39% 56% 46% 43% 47% 52% 2023 Avg. Monthly Residential Rev. ($) 194.34 174.68 138.18 176.03 160.19 157.32 149.87 149.79 141.92 156.91 Avg. Monthly Residential kWh 1,149 1,119 926 1,115 1,149 1,099 1,034 1,134 1,128 1,040 Avg. Residential Rev.(cents per kWh) 16.92 15.62 14.92 15.79 13.95 14.32 14.5 13.21 12.58 15.08 Times Interest Earned Ratio (1) 2.73 3.45 4.69 4.2 2.24 4.82 2.52 2.43 3.94 7.01 Equity / Assets (1) 27% 45% 54% 44% 35% 47% 41% 35% 34% 45% Equity / Total Capitalization (1) 30% 54% 63% 54% 40% 56% 49% 41% 46% 52% Snapping Southern Three Tri- MEMBER Shoals Rivers Sumter Notch County Upson Walton Washington WTD. AVG. 2025 Avg. Monthly Residential Rev. ($) 166.60 207.44 190.56 154.90 186.69 159.78 175.74 155.95 160.32 Avg. Monthly Residential kWh 1,291 1,269 1,303 916.1585648 1,183 1,137 1,246 1,015 1,196 Avg. Residential Rev.(cents per kWh) 12.91 16.35 14.62 16.91 15.79 14.05 14.10 15.36 13.41 Times Interest Earned Ratio (1) 3.40 2.52 1.92 4.93 1.74 7.15 4.93 1.57 3.49 Equity / Assets (1) 29% 38% 44% 60% 28% 68% 43% 32% 41% Equity / Total Capitalization (1) 48% 41% 49% 65% 31% 76% 63% 39% 50% 2024 Avg. Monthly Residential Rev. ($) 158.44 207.17 182.98 153.41 175.1 147.95 162.34 154.39 152.58 Avg. Monthly Residential kWh 1,286 1,263 1,294 906 1,181 1,110 1,250 1052 1,188 Avg. Residential Rev.(cents per kWh) 12.32 16.4 14.14 16.9 14.83 13.33 12.99 14.68 12.84 Times Interest Earned Ratio (1) 3.9 3.71 2.06 4.21 1.57 8.4 3.82 1.76 3.57 Equity / Assets (1) 32% 33% 45% 57% 26% 67% 43% 30% 41% Equity / Total Capitalization (1) 48% 37% 52% 61% 30% 74% 60% 38% 50% 2023 Avg. Monthly Residential Rev. ($) 151.6 193.04 172.63 142.71 161.5 145.07 157.12 137.96 146 Avg. Monthly Residential kWh 1,236 1,191 1,250 877 1,106 1,072 1,176 945 1,131 Avg. Residential Rev.(cents per kWh) 12.27 16.2 13.81 16.3 14.6 13.54 13.36 14.59 12.91 Times Interest Earned Ratio (1) 2.22 3.41 2.96 5.55 1.58 17.89 4.76 1.89 3.69 Equity / Assets (1) 32% 33% 48% 54% 27% 69% 41% 34% 42% Equity / Total Capitalization (1) 49% 37% 53% 58% 32% 77% 61% 37% 51% Footnotes: Table 1 (Continued) (1) Times Interest Earned and Equity ratios were calculated from information contained on each Member's RUS Form 7, or similar form provided to another lender, and were not independently verified by each respective Member.

Central Coweta- Altamaha Amicalola Canoochee Carroll Georgia Coastal Cobb Colquitt Fayette Diverse 2025 Residential Service 19,623 51,657 24,498 53,707 61,936 21,021 203,373 66,144 83,660 33,154 Commercial & Industrial 1,972 5,875 443 2,842 5,627 3,334 18,171 3,877 6,784 4,409 Other 291 3 844 398 416 135 5,562 3,426 1,079 1,073 Total Consumers Served 21,886 57,535 25,785 56,947 67,979 24,490 227,106 73,447 91,523 38,636 2024 Residential Service 19,628 50,337 23,973 53,037 60,550 20,217 200,566 65,740 83,001 32,586 Commercial & Industrial 1,957 6,067 431 2,755 5,592 3,095 17,978 3,846 6,693 4,357 Other 285 3 853 398 433 134 5,530 3,395 1,048 1,064 Total Consumers Served 21,870 56,407 25,257 56,190 66,575 23,446 224,074 72,981 90,742 38,007 2023 Residential Service 19,464 49,088 23,330 52,344 59,079 19,782 197,574 64,989 81,525 31,818 Commercial & Industrial 1,931 5,915 413 2,684 5,575 2,983 17,814 3,813 6,610 4,307 Other 277 3 835 397 419 134 5,495 3,344 1016 1,057 Total Consumers Served 21,672 55,006 24,578 55,425 65,073 22,899 220,883 72,146 89,151 37,182 Little Excelsior Flint Grady GreyStone Habersham Hart Irwin Jackson Jefferson Ocmulgee 2025 Residential Service 23,641 85,358 19,416 142,841 35,519 30,522 10,955 245,849 34,651 11,357 Commercial & Industrial 1,570 12,067 524 11,192 2,637 9,747 253 20,552 1,997 172 Other 491 1,115 743 2,117 12 8 1,681 5,778 467 472 Total Consumers Served 25,702 98,540 20,683 156,150 38,168 40,277 12,889 272,179 37,115 12,001 2023 Residential Service 23,085 81,740 19,156 134,757 34,490 29,621 10,886 232,048 34,249 11,271 Commercial & Industrial 1,542 11,585 501 10,796 2,606 9,194 247 19,512 1,927 161 Other 486 1,196 732 1,994 13 11 1,684 5,507 457 461 Total Consumers Served 25,113 94,521 20,389 147,547 37,109 38,826 12,817 257,067 36,633 11,893 2022 Residential Service 22,630 79,919 19,032 131,489 33,899 29,200 10,863 225,116 33,694 11,202 Commercial & Industrial 1,524 11,369 497 10,742 2,566 8,965 242 19,030 1,889 157 Other 473 1,194 717 1,965 9 20 1,660 5,360 448 461 Total Consumers Served 24,627 92,482 20,246 144,196 36,474 38,185 12,765 249,506 36,031 11,820 FINANCIAL AND STATISTICAL INFORMATION FOR THE 38 MEMBERS OF OGLETHORPE POWER CORPORATION Table 2 AVERAGE NUMBER OF CONSUMERS SERVED BY EACH MEMBER

Middle Slash Georgia Mitchell Ocmulgee Oconee Okefenoke Planters Rayle Satilla Sawnee Pine 2025 Residential Service 5,408 21,326 11,644 10,809 39,617 16,417 16,474 54,207 182,849 8,669 Commercial & Industrial 1,910 1,224 739 2,507 2,412 749 3,678 2,702 18,647 616 Other 1,316 3,192 774 203 493 1,092 0 2,628 2,034 275 Total Consumers Served 8,634 25,742 13,157 13,519 42,522 18,258 20,152 59,537 203,530 9,560 2024 Residential Service 5,388 21,271 11,507 10,671 38,809 16,385 16,369 54,115 180,203 8,525 Commercial & Industrial 1,895 1,212 734 2,448 2,376 729 3,550 2,795 18,344 595 Other 1,311 3,187 751 199 483 1,084 - 2,639 2,052 267 Total Consumers Served 8,594 25,670 12,992 13,318 41,668 18,198 19,919 59,549 200,599 9,387 2023 Residential Service 5,303 21,296 11,445 10,592 38,023 16,290 16,267 53,451 177,427 8,656 Commercial & Industrial 1,864 1,206 719 2,403 2,341 711 3,377 2,905 18,029 617 Other 1,305 3,129 736 198 471 1,063 - 2,601 2,059 264 Total Consumers Served 8,472 25,631 12,900 13,193 40,835 18,064 19,644 58,957 197,515 9,537 Snapping Southern Three Tri- MEMBER Shoals Rivers Sumter Notch County Upson Walton Washington TOTAL 2025 Residential Service 104,884 20,757 15,145 13,680 21,261 9,011 132,853 15,250 1,959,143 Commercial & Industrial 4,515 1,183 5,401 514 2,224 517 9,199 974 173,756 Other 1,420 21 927 1,087 0 141 1,987 176 43,877 Total Consumers Served 110,819 21,961 21,473 15,281 23,485 9,669 144,039 16,400 2,176,776 2024 Residential Service 103,855 20,398 15,049 13,695 21,056 8,944 130,986 15,200 1,929,119 Commercial & Industrial 4,489 1,176 5,341 510 2,219 520 9,033 965 171,075 Other 1,398 21 924 1,076 - 142 1,821 172 43,415 Total Consumers Served 109,742 21,595 21,314 15,281 23,275 9,606 141,840 16,337 2,143,609 2023 Residential Service 101,193 20,055 14,963 13,719 20,777 8,861 129,144 15,091 1,892,849 Commercial & Industrial 4,392 1,164 5,275 503 2,198 528 8,864 953 168,165 Other 1,387 21 916 1,064 - 144 1,653 167 42,696 Total Consumers Served 106,972 21,240 21,154 15,286 22,975 9,533 139,661 16,211 2,103,710 Table 2 (Continued)

Central Coweta- Altamaha Amicalola Canoochee Carroll Georgia Coastal Cobb Colquitt Fayette Diverse 2025 Residential Service 251,118 777,795 345,196 781,312 963,205 323,311 2,719,053 946,146 1,242,714 490,521 Commercial & Industrial 334,228 136,321 155,836 413,707 544,026 269,464 1,151,306 305,814 520,648 258,819 Other 9,230 81 19,480 6,792 3,959 2,661 209,926 110,943 5,689 50,061 Total MWh Sales 594,576 914,196 520,512 1,201,811 1,511,190 595,436 4,080,284 1,362,903 1,769,051 799,401 2024 Residential Service 236,866 748,163 326,992 767,238 939,245 310,505 2,709,931 913,680 1,229,803 483,097 Commercial & Industrial 331,697 131,383 148,770 407,060 534,935 259,332 1,156,667 299,243 493,572 234,463 Other 8,816 79 19,612 6,740 3,863 2,441 238,887 92,059 5,813 44,895 Total MWh Sales 577,379 879,625 495,374 1,181,038 1,478,043 572,277 4,105,486 1,304,982 1,729,188 762,455 2023 Residential Service 230,703 687,463 308,924 716,097 863,405 280,062 2,533,635 878,512 1,158,515 450,299 Commercial & Industrial 332,070 122,890 138,131 399,495 490,792 260,356 1,132,141 298,908 475,349 229,745 Other 9,419 77 15,610 6,246 3,950 2,309 232,362 99,431 5,989 42,216 Total MWh Sales 572,192 810,430 462,665 1,121,838 1,358,147 542,726 3,898,138 1,276,850 1,639,853 722,260 Little Excelsior Flint Grady GreyStone Habersham Hart Irwin Jackson Jefferson Ocmulgee 2025 Residential Service 341,518 1,299,949 267,958 2,038,091 459,601 424,446 139,802 3,573,331 465,807 136,897 Commercial & Industrial 287,522 683,500 38,786 1,178,994 108,249 229,112 29,946 2,228,810 167,291 52,988 Other 5,149 39,870 20,765 10,794 150 644 32,468 315,092 19,194 6,634 Total MWh Sales 634,189 2,023,319 327,509 3,227,879 568,001 654,202 202,216 6,117,233 652,292 196,519 2024 Residential Service 333,980 1,267,066 260,279 1,979,465 444,362 415,156 134,836 3,476,293 455,869 132,491 Commercial & Industrial 208,087 660,170 37,558 1,103,412 105,937 225,120 28,023 2,172,913 162,269 51,218 Other 5,512 49,543 18,283 10,893 159 802 26,610 314,490 21,358 7,148 Total MWh Sales 547,578 1,976,779 316,121 3,093,770 550,458 641,077 189,469 5,963,696 639,495 190,857 2023 Residential Service 311,291 1,174,798 248,881 1,850,772 416,315 366,788 130,702 3,178,004 434,662 128,097 Commercial & Industrial 159,587 640,511 35,853 1,054,055 101,521 214,842 28,682 2,063,517 143,401 48,747 Other 4,292 42,645 19,599 10,988 120 698 22,088 306,631 18,955 6,374 Total MWh Sales 475,170 1,857,953 304,333 2,915,815 517,957 582,328 181,471 5,548,151 597,018 183,217 FINANCIAL AND STATISTICAL INFORMATION FOR THE 38 MEMBERS OF OGLETHORPE POWER CORPORATION Table 3 ANNUAL MWh SALES BY CONSUMER CLASS OF EACH MEMBER

Middle Slash Georgia Mitchell Ocmulgee Oconee Okefenoke Planters Rayle Satilla Sawnee Pine 2025 Residential Service 77,423 302,111 135,748 151,072 578,722 230,013 221,657 772,370 2,613,834 115,347 Commercial & Industrial 51,670 86,283 46,409 117,648 353,182 31,833 85,739 574,568 1,036,806 71,125 Other 22,747 83,664 9,965 6,395 18,017 23,125 - 43,442 183,903 4,996 Total MWh Sales 151,840 472,058 192,122 275,115 949,921 284,970 307,396 1,390,380 3,834,544 191,469 2024 Residential Service 76,206 298,974 132,645 147,116 553,765 222,583 218,845 744,068 2,573,235 111,675 Commercial & Industrial 45,962 81,709 45,246 104,654 287,044 32,622 80,302 374,989 1,031,517 72,454 Other 26,060 76,529 12,604 6,855 17,591 26,842 - 40,440 185,460 3,676 Total MWh Sales 148,228 457,212 190,495 258,625 858,400 282,048 299,147 1,159,497 3,790,212 187,805 2023 Residential Service 73,099 285,847 127,237 141,738 524,116 214,750 201,779 727,488 2,401,600 108,066 Commercial & Industrial 46,915 78,523 44,043 97,779 100,060 32,905 68,493 330,284 999,686 70,923 Other 22,667 75,457 10,417 6,121 16,734 20,369 - 38,714 181,589 4,677 Total MWh Sales 142,681 439,826 181,698 245,638 640,910 268,023 270,272 1,096,486 3,582,875 183,666 Snapping Southern Three Tri- MEMBER Shoals Rivers Sumter Notch County Upson Walton Washington TOTAL 2025 Residential Service 1,624,569 316,046 236,884 150,397 301,753 122,932 1,986,922 185,774 28,111,346 Commercial & Industrial 493,233 147,327 100,079 33,512 110,369 15,750 2,294,684 237,367 14,982,950 Other 17,004 5,073 43,880 56,459 - 3,189 69,661 8,273 1,469,374 Total MWh Sales 2,134,806 468,445 380,843 240,368 412,122 141,871 4,351,267 431,414 44,563,670 2024 Residential Service 1,602,968 309,085 233,692 148,849 298,324 119,106 1,964,784 191,836 27,513,074 Commercial & Industrial 492,331 60,584 97,136 32,990 111,282 15,566 1,984,265 245,718 13,948,202 Other 17,138 5,474 43,110 47,312 - 3,236 65,558 9,045 1,464,933 Total MWh Sales 2,112,437 375,144 373,938 229,152 409,606 137,908 4,014,607 446,598 42,926,208 2023 Residential Service 1,500,882 286,668 224,423 144,311 275,830 113,967 1,822,039 171,180 25,692,944 Commercial & Industrial 459,133 58,048 93,609 29,045 106,392 15,251 1,712,200 235,552 12,949,435 Other 17,112 4,712 40,899 52,673 - 3,078 61,550 7,170 1,413,937 Total MWh Sales 1,977,128 349,429 358,931 226,028 382,222 132,297 3,595,789 413,903 40,056,315 FINANCIAL AND STATISTICAL INFORMATION FOR THE 38 MEMBERS OF OGLETHORPE POWER CORPORATION Table 3 (Continued)

Central Coweta- Altamaha Amicalola Canoochee Carroll Georgia Coastal Cobb Colquitt Fayette Diverse 2025 Residential Service $40,923,211 $106,320,253 $48,939,726 $108,928,235 $125,842,189 $46,488,851 $312,333,915 $131,291,381 $164,323,517 $84,546,979 Commercial & Industrial 32,447,277 21,311,222 14,535,961 38,551,756 50,116,050 28,068,356 113,369,613 34,781,025 57,846,176 28,250,728 Other 1,398,344 34,609 2,790,908 1,189,437 1,230,838 490,790 24,390,179 14,989,690 2,217,368 7,723,556 Total Electric Sales $74,768,832 $127,666,084 $66,266,595 $148,669,428 $177,189,077 $75,047,997 $450,093,706 $181,062,096 $224,387,061 $120,521,263 Other Operating Revenue 671,181 (2,380,417) 12,901,064 6,315,698 14,750,365 1,536,985 9,829,692 4,653,795 6,871,436 4,516,637 Total Operating Revenue $75,440,013 $125,285,667 $79,167,659 $154,985,126 $191,939,442 $76,584,982 $459,923,398 $185,715,891 $231,258,497 $125,037,900 2024 Residential Service $37,983,499 $92,851,841 $45,716,087 $102,625,216 $114,964,860 $43,271,020 $307,064,174 $121,005,826 $157,461,435 $80,976,034 Commercial & Industrial 29,820,951 18,212,898 13,624,509 37,238,045 45,439,497 24,699,548 112,745,135 32,542,969 54,704,541 26,128,906 Other 1,330,481 27,698 2,783,880 1,152,821 1,064,431 454,554 25,123,021 11,999,881 2,188,152 7,203,590 Total Electric Sales $69,134,931 $111,092,437 $62,124,476 $141,016,082 $161,468,788 $68,425,122 $444,932,330 $165,548,676 $214,354,128 $114,308,530 Other Operating Revenue 421,607 8,072,460 13,153,861 6,865,172 14,604,939 4,846,469 10,261,864 4,074,986 10,075,438 4,436,642 Total Operating Revenue $69,556,538 $119,164,897 $75,278,337 $147,881,254 $176,073,727 $73,271,591 $455,194,194 $169,623,662 $224,429,566 $118,745,172 2023 Residential Service $35,762,142 $82,491,698 $40,770,490 $97,149,430 $105,620,018 $39,623,478 $294,316,938 $111,152,711 $135,259,470 $79,280,116 Commercial & Industrial 27,862,481 16,432,964 12,679,496 36,700,864 41,527,694 24,315,801 111,500,385 31,436,044 47,473,258 25,560,239 Other 1,341,200 25,635 2,221,408 1,093,341 1,063,497 437,782 23,647,004 12,453,621 2,150,891 7,167,747 Total Electric Sales $64,965,823 $98,950,297 $55,671,394 $134,943,635 $148,211,209 $64,377,061 $429,464,327 $155,042,376 $184,883,619 $112,008,102 Other Operating Revenue 1,124,153 5,094,009 11,439,543 7,193,081 11,078,054 2,576,356 10,091,160 4,072,321 5,715,266 2,408,646 Total Operating Revenue $66,089,976 $104,044,306 $67,110,937 $142,136,716 $159,289,263 $66,953,417 $439,555,487 $159,114,697 $190,598,885 $114,416,748 Little Excelsior Flint Grady GreyStone Habersham Hart Irwin Jackson Jefferson Ocmulgee 2025 Residential Service $47,520,859 $174,359,680 $40,261,581 $255,839,428 $64,314,708 $55,651,739 $25,448,378 $424,155,101 $67,944,977 $21,573,539 Commercial & Industrial 23,669,712 72,623,886 4,819,566 140,219,414 13,004,638 28,894,817 4,491,551 218,973,203 17,921,498 5,594,773 Other 1,245,167 5,062,678 3,376,278 3,431,672 28,975 69,291 6,037,001 40,341,310 3,384,636 1,101,743 Total Electric Sales $72,435,738 $252,046,244 $48,457,425 $399,490,514 $77,348,321 $84,615,847 $35,976,930 $683,469,614 $89,251,111 $28,270,055 Other Operating Revenue 11,118,655 15,476,446 6,082,571 (1,440,914) 10,765,023 3,228,195 3,810,885 23,615,981 3,029,253 215,121 Total Operating Revenue $83,554,393 $267,522,690 $54,539,996 $398,049,600 $88,113,344 $87,844,042 $39,787,815 $707,085,595 $92,280,364 $28,485,176 2024 Residential Service $45,449,767 $171,879,628 $38,617,289 $241,837,680 $62,308,301 $54,598,052 $23,091,831 $395,695,338 $60,483,806 $19,312,533 Commercial & Industrial 15,836,747 70,303,462 4,612,246 120,801,185 12,762,723 28,213,370 4,073,800 207,424,490 15,915,759 5,121,840 Other 1,179,601 6,875,561 3,016,360 3,387,790 32,683 83,577 4,918,705 39,845,555 3,193,265 1,087,651 Total Electric Sales $62,466,115 $249,058,651 $46,245,895 $366,026,655 $75,103,707 $82,894,999 $32,084,336 $642,965,383 $79,592,830 $25,522,024 Other Operating Revenue (2,090,146) 4,576,610 2,898,972 2,254,650 9,595,309 3,074,525 4,630,837 7,715,395 2,648,017 1,421,724 Total Operating Revenue $60,375,969 $253,635,261 $49,144,867 $368,281,305 $84,699,016 $85,969,524 $36,715,173 $650,680,778 $82,240,847 $26,943,748 2023 Residential Service $41,102,343 $158,591,838 $36,934,267 $221,691,038 $57,340,008 $45,016,099 $21,574,801 $380,615,260 $58,540,782 $18,160,026 Commercial & Industrial 13,348,950 67,365,532 4,321,100 113,442,688 12,156,757 24,654,964 4,182,560 205,956,203 14,282,740 4,666,830 Other 983,666 6,407,242 3,075,283 3,310,989 33,439 69,541 4,969,962 39,159,091 3,097,913 980,383 Total Electric Sales $55,434,959 $232,364,612 $44,330,650 $338,444,715 $69,530,204 $69,740,604 $30,727,323 $625,730,554 $75,921,435 $23,807,239 Other Operating Revenue (632,402) 1,831,050 1,410,966 (10,799,778) 6,118,078 3,358,750 2,095,569 (10,627,056) 2,677,619 (164,905) Total Operating Revenue $54,802,557 $234,195,662 $45,741,616 $327,644,937 $75,648,282 $73,099,354 $32,822,892 $615,103,498 $78,599,054 $23,642,334 FINANCIAL AND STATISTICAL INFORMATION FOR THE 38 MEMBERS OF OGLETHORPE POWER CORPORATION Table 4 ANNUAL REVENUES BY CONSUMER CLASS OF EACH MEMBER

Middle Slash Georgia Mitchell Ocmulgee Oconee Okefenoke Planters Rayle Satilla Sawnee Pine 2025 Residential Service $13,761,630 $51,727,564 $20,904,031 $23,640,800 $82,155,129 $34,145,219 $32,446,325 $113,041,658 $335,125,320 $20,039,407 Commercial & Industrial 8,731,224 11,800,731 5,807,720 12,166,632 29,608,182 3,901,563 11,678,512 39,182,711 114,063,394 10,107,118 Other 4,936,704 13,299,318 1,819,841 889,550 2,452,921 3,870,891 0 7,813,688 20,443,954 1,022,659 Total Electric Sales $27,429,558 $76,827,612 $28,531,592 $36,696,981 $114,216,232 $41,917,673 $44,124,837 $160,038,057 $469,632,668 $31,169,184 Other Operating Revenue 4,467,510 6,840,818 4,409,695 1,735,802 998,392 325,441 1,122,057 13,924,707 28,684,966 1,075,501 Total Operating Revenue $31,897,068 $83,668,430 $32,941,287 $38,432,783 $115,214,624 $42,243,114 $45,246,894 $173,962,764 $498,317,634 $32,244,685 2024 Residential Service $13,365,971 $47,853,845 $20,560,287 $23,115,301 $78,347,815 $32,351,001 $31,554,870 $103,953,435 $296,924,696 $17,087,983 Commercial & Industrial 7,889,293 10,552,544 5,568,804 11,196,714 16,202,943 3,830,633 10,527,887 27,321,780 103,300,341 8,766,722 Other 5,277,570 11,643,422 2,223,624 942,285 2,375,236 4,221,376 - 7,062,586 20,951,920 753,414 Total Electric Sales $26,532,834 $70,049,811 $28,352,715 $35,254,300 $96,925,994 $40,403,010 $42,082,757 $138,337,801 $421,176,957 $26,608,119 Other Operating Revenue 3,767,485 4,169,118 3,923,345 1,860,283 916,150 1,505,304 746,402 12,321,447 28,829,818 1,153,087 Total Operating Revenue $30,300,319 $74,218,929 $32,276,060 $37,114,583 $97,842,144 $41,908,314 $42,829,159 $150,659,248 $450,006,775 $27,761,206 2023 Residential Service $12,366,856 $44,639,679 $18,978,001 $22,373,871 $73,088,751 $30,752,844 $29,254,978 $96,076,792 $302,161,217 $16,298,143 Commercial & Industrial 7,718,984 9,902,952 5,340,440 10,717,348 10,547,810 3,717,803 9,277,771 24,572,192 106,739,374 8,441,072 Other 4,444,673 10,907,602 1,626,265 855,029 2,215,698 3,334,794 - 6,429,643 19,294,785 830,318 Total Electric Sales $24,530,513 $65,450,233 $25,944,706 $33,946,248 $85,852,259 $37,805,441 $38,532,749 $127,078,627 $428,195,376 $25,569,533 Other Operating Revenue 1,897,899 1,857,113 1,836,384 1,601,344 871,768 (330,142) (759,534) 8,222,235 13,299,157 369,411 Total Operating Revenue $26,428,412 $67,307,346 $27,781,090 $35,547,592 $86,724,027 $37,475,299 $37,773,215 $135,300,862 $441,494,533 $25,938,944 Snapping Southern Three Tri- MEMBER Shoals Rivers Sumter Notch County Upson Walton Washington TOTAL 2025 Residential Service $209,679,984 $51,670,821 $34,633,245 $25,428,085 $47,631,838 $17,276,995 $280,166,336 $28,539,151 $3,769,021,785 Commercial & Industrial 48,467,029 12,743,465 15,481,531 5,800,614 13,319,592 2,209,670 172,941,951 21,225,031 1,488,727,892 Other 3,654,732 635,572 6,471,543 11,006,513 0 509,070 10,710,763 1,223,743 211,295,932 Total Electric Sales $261,801,745 $65,049,858 $56,586,319 $42,235,212 $60,951,430 $19,995,735 $463,819,050 $50,987,925 $5,469,045,606 Other Operating Revenue 16,487,221 5,031,885 557,326 921,245 2,278,007 638,967 10,739,599 5,802,407 241,609,198 Total Operating Revenue $278,288,966 $70,081,743 $57,143,645 $43,156,457 $63,229,437 $20,634,702 $474,558,649 $56,790,332 $5,710,654,804 2024 Residential Service $197,462,670 $50,711,311 $33,043,452 $25,210,913 $44,242,017 $15,878,891 $255,174,739 $28,160,449 $3,532,193,863 Commercial & Industrial 47,195,972 8,651,113 14,634,542 5,758,763 12,241,959 2,036,066 131,821,283 19,617,539 1,327,337,519 Other 3,593,319 715,553 6,679,138 9,561,486 - 484,245 9,774,206 1,257,977 204,466,614 Total Electric Sales $248,251,961 $60,077,977 $54,357,132 $40,531,162 $56,483,976 $18,399,202 $396,770,228 $49,035,965 $5,063,997,996 Other Operating Revenue 13,708,796 4,620,960 761,898 957,400 2,247,889 616,050 330,891 2,485,566 198,461,220 Total Operating Revenue $261,960,757 $64,698,937 $55,119,030 $41,488,562 $58,731,865 $19,015,252 $397,101,119 $51,521,531 $5,262,459,216 2023 Residential Service $184,093,651 $46,456,273 $30,996,946 $23,493,553 $40,265,983 $15,425,757 $243,493,771 $24,983,699 $3,316,193,718 Commercial & Industrial 44,268,515 8,173,622 13,794,336 4,949,430 11,696,846 2,031,273 119,113,060 18,732,486 1,259,602,864 Other 3,495,810 653,604 6,235,694 10,193,223 - 470,180 9,264,205 1,002,445 194,943,603 Total Electric Sales $231,857,976 $55,283,499 $51,026,976 $38,636,206 $51,962,829 $17,927,210 $371,871,036 $44,718,630 $4,770,740,185 Other Operating Revenue (2,512,914) 3,826,462 1,317,563 810,249 1,925,688 846,434 (8,343,420) 3,142,408 85,938,585 Total Operating Revenue $229,345,062 $59,109,961 $52,344,539 $39,446,455 $53,888,517 $18,773,644 $363,527,616 $47,861,038 $4,856,678,770 Table 4 (Continued)

Central Coweta- Altamaha Amicalola Canoochee Carroll Georgia Coastal Cobb Colquitt Fayette Diverse 2025 Operating Revenue & Patronage Capital $75,440,014 $125,285,667 $79,167,658 $154,985,125 $191,939,442 $76,584,983 $459,923,398 $185,715,891 $231,258,496 $125,037,900 Depreciation and Amortization 6,331,014 9,205,476 7,549,156 13,045,063 14,148,316 6,219,196 39,785,372 13,190,554 15,265,440 10,315,329 Other Operating Expenses 60,273,579 108,957,442 63,046,624 124,429,504 161,222,915 64,238,625 405,521,928 152,318,600 200,092,729 98,535,391 Electric Operating Margin $8,835,421 $7,122,749 $8,571,878 $17,510,558 $16,568,211 $6,127,162 $14,616,098 $20,206,737 $15,900,327 $16,187,180 Other Income 3,751,641 3,981,671 2,203,962 5,355,855 8,484,840 1,926,548 149,989,298 3,134,452 17,672,227 3,118,613 Gross Operating Margin $12,587,062 $11,104,420 $10,775,840 $22,866,413 $25,053,051 $8,053,710 $164,605,396 $23,341,189 $33,572,554 $19,305,793 Interest on Long-term Debt 3,445,071 4,816,556 4,052,074 6,320,109 14,097,499 3,879,473 13,989,549 5,552,335 9,160,425 6,936,722 Other Deductions 1,806,752 613,486 78,947 2,856 415,528 667,174 563,962 3,268,617 967,044 77,063 Net Margins $7,335,239 $5,674,378 $6,644,819 $16,543,448 $10,540,024 $3,507,063 $150,051,885 $14,520,237 $23,445,085 $12,292,008 2024 Operating Revenue & Patronage Capital $69,556,538 $119,164,897 $75,278,337 $147,881,253 $176,073,727 $73,271,591 $455,194,194 $169,623,664 $224,429,565 $118,745,172 Depreciation and Amortization 5,702,933 8,380,133 7,163,967 12,057,516 10,971,218 58,709,294 37,924,374 12,606,683 14,367,218 9,749,133 Other Operating Expenses 55,441,472 104,405,338 61,899,940 114,750,161 148,321,282 5,658,301 394,041,701 144,986,984 192,594,551 94,692,615 Electric Operating Margin $8,412,133 $6,379,426 $6,214,430 $21,073,576 $16,781,227 $8,903,996 $23,228,120 $12,029,997 $17,467,796 $14,303,424 Other Income 2,342,064 3,320,039 1,995,075 3,782,948 8,417,842 1,821,478 131,061,563 2,057,195 20,736,866 3,096,046 Gross Operating Margin $10,754,197 $9,699,465 $8,209,505 $24,856,524 $25,199,069 $10,725,474 $154,289,683 $14,087,192 $38,204,662 $17,399,470 Interest on Long-term Debt 2,884,879 3,252,365 3,129,718 5,521,135 12,026,788 3,114,723 15,045,128 5,128,381 6,936,505 6,891,782 Other Deductions 517,159 2,080,404 16,690 32,989 1,365,750 239,046 1,156,677 1,878,807 1,428,971 72,045 Net Margins $7,352,159 $4,366,696 $5,063,097 $19,302,400 $11,806,531 $7,371,705 $138,087,878 $7,080,004 $29,839,186 $10,435,643 2023 Operating Revenue & Patronage Capital $66,089,976 $104,044,306 $67,110,938 $142,136,716 $159,289,263 $66,953,417 $439,555,487 $159,114,697 $190,598,884 $114,416,748 Depreciation and Amortization 4,788,353 8,160,471 6,776,058 11,130,818 9,681,035 5,145,614 35,584,293 12,042,286 13,487,567 10,148,628 Other Operating Expenses 50,145,915 90,838,055 54,806,918 101,027,080 136,418,487 52,032,709 385,441,724 132,072,796 165,906,458 93,909,433 Electric Operating Margin $11,155,708 $5,045,780 $5,527,962 $29,978,818 $13,189,741 $9,775,094 $18,529,470 $14,999,615 $11,204,859 $10,358,687 Other Income 2,800,351 3,885,936 1,951,928 2,320,198 7,617,211 1,272,579 95,817,444 2,576,202 17,641,698 2,810,470 Gross Operating Margin $13,956,059 $8,931,716 $7,479,890 $32,299,016 $20,806,952 $11,047,673 $114,346,914 $17,575,817 $28,846,557 $13,169,157 Interest on Long-term Debt 2,431,923 3,397,845 2,595,579 4,775,459 7,870,609 2,566,451 15,860,514 4,872,688 6,125,446 6,549,963 Other Deductions 492,269 725,946 9,325 12,796 4,188,325 176,753 1,288,626 673,745 1,121,960 27,780 Net Margins $11,031,867 $4,807,925 $4,874,986 $27,510,761 $8,748,018 $8,304,469 $97,197,774 $12,029,384 $21,599,151 $6,591,414 Little Excelsior Flint Grady GreyStone Habersham Hart Irwin Jackson Jefferson Ocmulgee 2025 Operating Revenue & Patronage Capital $83,554,393 $267,522,690 $54,539,995 $398,049,600 $88,113,344 $87,844,042 $39,787,816 $707,085,595 $92,280,365 $28,485,175 Depreciation and Amortization 3,920,323 20,622,393 5,068,214 28,480,206 9,174,538 6,953,652 4,757,149 48,493,088 7,250,387 2,792,839 Other Operating Expenses 67,905,805 230,575,639 39,244,826 333,574,751 70,050,757 74,079,927 27,286,018 609,640,971 70,109,013 22,664,213 Electric Operating Margin $11,728,265 $16,324,658 $10,226,955 $35,994,643 $8,888,049 $6,810,463 $7,744,649 $48,951,536 $14,920,965 $3,028,123 Other Income 2,930,775 13,132,141 2,479,991 7,633,544 5,375,053 5,847,459 1,686,383 26,565,468 1,735,557 388,276 Gross Operating Margin $14,659,040 $29,456,799 $12,706,946 $43,628,187 $14,263,102 $12,657,922 $9,431,032 $75,517,004 $16,656,522 $3,416,399 Interest on Long-term Debt 1,577,496 10,503,647 5,202,007 14,917,069 6,596,164 2,973,294 5,158,876 22,018,383 3,611,929 900,000 Other Deductions 1,214,006 3,605,495 70,138 273,193 189,272 1,833 783,494 51,146 1,893,935 1,050,000 Net Margins $11,867,538 $15,347,657 $7,434,801 $28,437,925 $7,477,666 $9,682,795 $3,488,662 $53,447,475 $11,150,658 $1,466,399 2024 Operating Revenue & Patronage Capital $60,375,969 $253,635,261 $49,144,868 $368,281,304 $84,699,016 $85,969,524 $36,715,173 $650,680,778 $82,240,847 $26,943,749 Depreciation and Amortization 3,572,335 18,388,069 4,377,099 24,589,391 8,559,011 6,592,859 4,337,536 45,107,491 6,875,182 2,678,150 Other Operating Expenses 54,900,920 221,609,615 38,078,197 318,251,637 65,227,139 71,360,330 25,628,488 566,234,300 70,731,510 21,306,475 Electric Operating Margin $1,902,714 $13,637,577 $6,689,572 $25,440,276 $10,912,866 $8,016,335 $6,749,149 $39,338,987 $4,634,155 $2,959,124 Other Income 3,228,397 5,517,188 3,096,352 10,776,681 4,283,838 5,424,393 1,338,969 31,371,046 799,597 407,197 Gross Operating Margin $5,131,111 $19,154,765 $9,785,924 $36,216,957 $15,196,704 $13,440,728 $8,088,118 $70,710,033 $5,433,752 $3,366,321 Interest on Long-term Debt 1,482,851 8,907,177 4,007,163 13,331,428 4,393,891 2,743,928 4,928,946 18,815,789 3,390,550 1,261,653 Other Deductions - 1,928,122 41,131 277,802 1,081,670 2,385 600,702 60,428 189,026 538,347 Net Margins $3,648,260 $8,319,466 $5,737,630 $22,607,727 $9,721,143 $10,694,415 $2,558,470 $51,833,816 $1,854,176 $1,566,321 2023 Operating Revenue & Patronage Capital $54,802,552 $234,195,662 $45,741,615 $327,644,936 $75,648,282 $73,099,354 $32,822,892 $615,103,498 $78,599,054 $23,642,334 Depreciation and Amortization 3,467,186 16,904,171 3,845,790 22,591,724 8,731,685 6,299,544 4,071,939 44,278,176 6,414,069 2,572,011 Other Operating Expenses 49,587,252 206,384,712 34,338,819 286,396,181 57,901,576 63,045,446 24,027,721 532,116,643 61,076,919 19,335,088 Electric Operating Margin $1,757,114 $10,906,779 $7,557,006 $18,657,031 $9,015,021 $3,754,364 $4,723,232 $38,708,679 $11,108,066 $1,735,235 Other Income 2,557,140 8,441,927 3,918,997 10,911,096 4,746,990 5,110,774 1,547,497 28,113,368 1,307,826 348,079 Gross Operating Margin $4,314,254 $19,348,706 $11,476,003 $29,568,127 $13,762,011 $8,865,138 $6,270,729 $66,822,047 $12,415,892 $2,083,314 Interest on Long-term Debt 1,439,449 7,280,949 2,597,909 12,044,450 3,726,060 2,411,669 3,324,518 17,099,954 3,039,589 1,100,000 Other Deductions - 1,304,589 161,926 438,681 687,977 2,060 473,460 47,021 267,966 - Net Margins $2,874,805 $10,763,168 $8,716,168 $17,084,996 $9,347,974 $6,451,409 $2,472,751 $49,675,072 $9,108,337 $983,314 FINANCIAL AND STATISTICAL INFORMATION FOR THE 38 MEMBERS OF OGLETHORPE POWER CORPORATION Table 5 SUMMARY OF OPERATING RESULTS OF EACH MEMBER

Middle Slash Georgia Mitchell Ocmulgee Oconee Okefenoke Planters Rayle Satilla Sawnee Pine 2025 Operating Revenue & Patronage Capital $31,897,068 $83,668,430 $32,941,287 $38,432,783 $117,214,624 $42,243,114 $45,246,894 $173,962,764 $498,317,634 $32,244,685 Depreciation and Amortization 4,322,310 7,361,373 2,435,859 2,861,237 7,265,057 3,258,859 3,582,588 13,498,102 27,990,328 1,650,268 Other Operating Expenses 21,324,492 63,640,845 24,883,843 31,594,607 96,582,856 35,701,590 38,831,209 135,430,320 425,483,801 21,810,099 Electric Operating Margin $6,250,266 $12,666,212 $5,621,585 $3,976,939 $13,366,711 $3,282,665 $2,833,097 $25,034,342 $44,843,505 $8,784,318 Other Income 792,716 3,024,893 796,938 1,654,886 2,197,828 2,393,907 2,033,775 5,043,019 13,192,489 1,204,620 Gross Operating Margin $7,042,982 $15,691,105 $6,418,523 $5,631,825 $15,564,539 $5,676,572 $4,866,872 $30,077,361 $58,035,994 $9,988,938 Interest on Long-term Debt 3,936,511 6,678,231 1,393,121 3,123,331 5,648,986 1,388,236 2,447,502 10,832,369 14,197,540 1,182,949 Other Deductions 141,489 395,478 25,100 259,813 259,354 - 142,126 3,797,487 677,754 1,419,517 Net Margins $2,964,982 $8,617,396 $5,000,302 $2,248,681 $9,656,199 $4,288,336 $2,277,244 $15,447,505 $43,160,700 $7,386,472 2024 Operating Revenue & Patronage Capital $30,300,319 $74,218,929 $32,276,060 $37,114,583 $99,842,144 $41,908,314 $42,829,159 $150,659,244 $450,006,775 $27,761,206 Depreciation and Amortization 3,874,287 5,757,707 2,108,245 2,636,993 6,955,280 3,102,319 3,446,501 12,280,209 26,404,408 1,495,258 Other Operating Expenses 19,559,596 59,542,533 22,511,809 30,307,467 82,032,999 35,031,903 36,863,082 112,993,775 388,916,674 23,283,536 Electric Operating Margin $6,866,436 $8,918,689 $7,656,006 $4,170,123 $10,853,865 $3,774,092 $2,519,576 $25,385,260 $34,685,693 $2,982,412 Other Income 1,188,544 3,165,116 1,012,564 1,244,318 2,254,808 2,433,218 1,800,751 5,478,448 16,509,720 1,119,857 Gross Operating Margin $8,054,980 $12,083,805 $8,668,570 $5,414,441 $13,108,673 $6,207,310 $4,320,327 $30,863,708 $51,195,413 $4,102,269 Interest on Long-term Debt 3,487,766 4,989,561 1,516,421 2,033,896 5,115,284 1,339,652 1,875,700 9,751,886 12,878,175 1,072,740 Other Deductions 704,978 606,104 33,05 288,238 421,243 65,675 236,599 2,125,594 28,454 264,876 Net Margins $3,862,236 $6,488,140 $7,118,644 $3,092,307 $7,572,146 $4,801,983 $2,208,028 $18,986,228 $38,288,784 $2,764,653 2023 Operating Revenue & Patronage Capital $26,428,412 $67,307,346 $27,781,090 $35,547,592 $86,724,027 $37,475,300 $37,773,215 $135,300,859 $441,494,534 $25,938,943 Depreciation and Amortization 2,899,337 5,260,074 1,708,667 2,535,956 6,614,787 2,990,595 3,376,742 10,183,221 25,078,379 1,396,940 Other Operating Expenses 18,310,564 53,210,397 22,095,988 27,810,470 72,413,307 30,569,287 31,545,647 110,408,593 386,647,335 19,016,220 Electric Operating Margin $5,218,511 $8,836,875 $3,976,435 $5,201,166 $7,695,933 $3,915,418 $2,850,826 $14,709,045 $29,768,820 $5,525,783 Other Income 1,390,423 2,574,202 1,041,523 1,232,143 2,128,816 2,045,285 1,486,523 5,782,176 13,872,073 1,383,454 Gross Operating Margin $6,608,934 $11,411,077 $5,017,958 $6,433,309 $9,824,749 $5,960,703 $4,337,349 $20,491,221 $43,640,893 $6,909,237 Interest on Long-term Debt 2,212,369 3,239,347 1,065,178 1,431,628 4,220,431 1,233,310 1,651,368 7,909,424 11,045,183 973,398 Other Deductions 570,597 238,446 19,093 422,621 359,740 11,874 181,540 1,294,435 110,749 84,505 Net Margins $3,825,968 $7,933,284 $3,933,687 $4,579,060 $5,244,578 $4,715,519 $2,504,441 $11,287,362 $32,484,961 $5,851,334 Snapping Southern Three Tri- MEMBER Shoals Rivers Sumter Notch County Upson Walton Washington TOTAL 2025 Operating Revenue & Patronage Capital $278,288,966 $70,081,743 $57,143,644 $43,156,457 $63,229,438 $20,634,702 $474,558,648 $56,790,333 $5,712,654,803 Depreciation and Amortization 13,419,204 6,870,105 5,225,516 3,102,862 6,616,063 1,124,232 18,215,559 4,815,060 406,182,287 Other Operating Expenses 249,980,975 56,721,880 47,535,919 32,585,966 48,813,436 17,609,929 432,237,034 45,973,237 4,810,511,295 Electric Operating Margin $14,888,787 $6,489,758 $4,382,209 $7,467,629 $7,799,939 $1,900,541 $24,106,055 $6,002,036 $495,961,221 Other Income 5,558,906 2,899,460 1,915,785 1,078,610 1,750,276 842,169 15,897,201 2,039,403 331,710,635 Gross Operating Margin $20,447,693 $9,389,218 $6,297,994 $8,546,239 $9,550,215 $2,742,710 $40,003,256 $8,041,439 $827,671,856 Interest on Long-term Debt 6,002,060 3,729,863 3,122,481 1,729,086 5,255,631 379,370 7,970,881 5,119,537 229,846,363 Other Deductions 43,671 - 294,404 17,656 384,196 32,051 731,657 - 26,215,694 Net Margins $14,401,962 $5,659,355 $2,881,109 $6,799,497 $3,910,388 $2,331,289 $31,300,718 $2,921,902 $571,609,799 2024 Operating Revenue & Patronage Capital $261,960,757 $64,698,938 $55,119,030 $41,488,561 $58,731,865 $19,015,253 $397,101,119 $51,521,526 $5,264,459,209 Depreciation and Amortization 12,532,370 6,599,540 4,937,966 2,980,213 6,254,829 1,084,686 18,177,685 3,837,822 427,175,910 Other Operating Expenses 233,109,908 49,496,161 46,604,371 31,557,615 45,438,110 15,575,231 361,862,732 42,010,317 4,406,818,775 Electric Operating Margin $16,318,479 $8,603,237 $3,576,693 $6,950,733 $7,038,926 $2,355,336 $17,060,702 $5,673,387 $430,464,525 Other Income 4,016,050 3,360,651 1,914,723 777,626 1,092,243 921,622 15,001,980 1,795,450 309,962,463 Gross Operating Margin $20,334,529 $11,963,888 $5,491,416 $7,728,359 $8,131,169 $3,276,958 $32,062,682 $7,468,837 $740,426,988 Interest on Long-term Debt 5,192,528 3,227,330 2,513,108 1,820,310 4,924,711 387,319 8,273,050 4,251,101 201,845,318 Other Deductions 57,886 - 308,609 61,393 381,668 21,613 433,473 - 19,548,059 Net Margins $15,084,115 $8,736,558 $2,669,699 $5,846,656 $2,824,790 $2,868,026 $23,356,159 $3,217,736 $519,033,611 2023 Operating Revenue & Patronage Capital $229,345,062 $59,109,961 $52,344,539 $39,446,455 $53,888,521 $18,773,644 $363,527,616 $47,861,040 $4,856,678,767 Depreciation and Amortization 12,454,916 5,554,183 4,584,911 2,891,117 5,361,774 1,040,948 17,325,291 3,252,776 350,632,032 Other Operating Expenses 209,351,331 46,367,654 43,042,232 28,783,533 40,998,773 14,698,173 327,798,062 40,972,291 4,120,840,789 Electric Operating Margin $7,538,815 $7,188,124 $4,717,396 $7,771,805 $7,527,974 $3,034,523 $18,404,263 $3,635,973 $385,205,946 Other Income 2,996,084 2,842,775 1,825,310 3,167,496 -339,449 853,774 15,577,925 2,351,889 267,910,133 Gross Operating Margin $10,534,899 $10,030,899 $6,542,706 $10,939,301 $7,188,525 $3,888,297 $33,982,188 $5,987,862 $653,116,079 Interest on Long-term Debt 4,672,684 2,943,106 2,069,740 1,953,356 4,172,999 216,313 7,050,219 3,161,256 172,332,333 Other Deductions 142,039 - 406,304 88,921 592,063 17,876 422,588 - 17,064,596 Net Margins $5,720,176 $7,087,793 $4,066,662 $8,897,024 $2,423,463 $3,654,108 $26,509,381 $2,826,606 $463,719,150 Table 5 (Continued)

Central Coweta- Altamaha Amicalola Canoochee Carroll Georgia Coastal Cobb Colquitt Fayette Diverse 2025 ASSETS Total Utility Plant (1) $224,230,628 $315,061,936 $214,757,391 $444,437,541 $513,438,161 $202,287,394 $1,176,792,692 $429,379,999 $530,433,779 $354,724,362 Depreciation 61,171,923 105,777,830 59,914,674 117,320,355 63,876,931 46,855,940 359,538,332 153,567,188 163,652,916 135,964,437 Net Plant $163,058,705 $209,284,106 $154,842,717 $327,117,186 $449,561,230 $155,431,454 $817,254,360 $275,812,811 $366,780,863 $218,759,925 Other Assets 111,540,397 71,766,968 59,133,140 74,819,468 172,981,248 42,570,664 608,855,551 135,906,316 199,546,323 61,667,023 Total Assets $274,599,102 $281,051,074 $213,975,857 $401,936,654 $622,542,478 $198,002,118 $1,426,109,911 $411,719,127 $566,327,186 $280,426,948 EQUITY & LIABILITIES Equity $114,456,501 $85,506,211 $79,173,491 $176,168,960 $127,696,082 $70,597,575 $1,024,553,994 $170,610,936 $250,229,075 $105,625,400 Long-term Debt 79,571,193 132,589,051 88,749,672 177,510,324 368,452,066 105,312,075 266,376,498 154,469,008 272,173,561 143,062,763 Other Liabilities 80,571,408 62,955,812 46,052,694 48,257,370 126,394,330 22,092,468 135,179,420 86,639,183 43,924,550 31,738,785 Total Equity and Liabilities $274,599,102 $281,051,074 $213,975,857 $401,936,654 $622,542,478 $198,002,118 $1,426,109,911 $411,719,127 $566,327,186 $280,426,948 2024 ASSETS Total Utility Plant (1) $211,859,763 $294,868,950 $201,676,035 $403,010,259 $480,483,025 $186,467,284 $1,133,118,579 $405,515,099 $494,032,163 $331,869,107 Depreciation 54,621,776 99,970,934 57,574,604 112,443,934 55,686,904 42,635,071 342,686,715 142,815,757 161,607,430 115,279,901 Net Plant $157,237,987 $194,898,016 $144,101,431 $290,566,325 $424,796,121 $143,832,213 $790,431,864 $262,699,342 $332,424,733 $216,589,206 Other Assets 89,837,691 62,514,748 55,137,302 64,652,350 117,898,458 37,731,974 525,011,844 169,578,044 181,351,399 52,462,151 Total Assets $247,075,678 $257,412,764 $199,238,733 $355,218,675 $542,694,579 $181,564,187 $1,315,443,708 $432,277,386 $513,776,132 $269,051,357 EQUITY & LIABILITIES Equity $107,790,345 $82,383,400 $75,676,791 $163,525,089 $118,573,998 $68,662,960 $879,545,577 $159,025,243 $235,585,898 $93,479,324 Long-term Debt 80,113,326 89,942,112 69,374,523 164,281,340 307,027,836 88,579,994 287,996,600 149,705,237 200,919,299 143,534,720 Other Liabilities 59,172,007 85,087,252 54,187,419 27,412,246 117,092,745 24,321,233 147,901,531 123,546,906 77,270,935 32,037,313 Total Equity and Liabilities $247,075,678 $257,412,764 $199,238,733 $355,218,675 $542,694,579 $181,564,187 $1,315,443,708 $432,277,386 $513,776,132 $269,051,357 2023 ASSETS Total Utility Plant (1) $193,795,964 $280,108,748 $188,085,999 $371,684,336 $432,196,863 $168,067,591 $1,087,732,079 $383,254,777 $462,691,430 $315,277,784 Depreciation 49,694,703 96,097,801 54,388,383 105,282,767 53,883,597 38,958,400 324,414,755 132,448,055 153,203,893 111,140,347 Net Plant $144,101,261 $184,010,947 $133,697,616 $266,401,569 $378,313,266 $129,109,191 $763,317,324 $250,806,722 $309,487,537 $204,137,437 Other Assets 60,145,493 55,135,910 41,226,256 63,771,453 101,840,651 32,995,791 456,307,067 101,625,479 159,705,578 49,857,062 Total Assets $204,246,754 $239,146,857 $174,923,872 $330,173,022 $480,153,917 $162,104,982 $1,219,624,391 $352,432,201 $469,193,115 $253,994,499 EQUITY & LIABILITIES Equity $100,491,457 $81,255,658 $71,195,125 $151,254,239 $108,168,075 $63,318,815 $754,717,123 $150,326,069 $208,809,358 $85,524,865 Long-term Debt 75,819,508 93,844,157 72,860,015 150,926,482 250,082,109 72,380,246 326,758,765 139,057,482 208,371,698 135,963,771 Other Liabilities 27,935,789 64,047,042 30,868,732 27,992,301 121,903,733 26,405,921 138,148,503 63,048,650 52,012,059 32,505,863 Total Equity and Liabilities $204,246,754 $239,146,857 $174,923,872 $330,173,022 $480,153,917 $162,104,982 $1,219,624,391 $352,432,201 $469,193,115 $253,994,499 Footnotes: (1) Including construction work in progress. FINANCIAL AND STATISTICAL INFORMATION FOR THE 38 MEMBERS OF OGLETHORPE POWER CORPORATION Table 6 CONDENSED BALANCE SHEET INFORMATION OF EACH MEMBER (as of December 31)

Little Excelsior Flint Grady GreyStone Habersham Hart Irwin Jackson Jefferson Ocmulgee 2025 ASSETS Total Utility Plant (1) $134,125,830 $687,838,534 $186,270,957 $840,916,520 $312,785,060 $237,776,914 $179,549,487 $1,561,967,919 $234,182,362 $97,941,101 Depreciation 36,589,978 224,681,252 29,329,614 189,591,245 101,741,834 79,938,407 42,772,560 512,021,505 63,075,175 24,165,997 Net Plant $97,535,852 $463,157,282 $156,941,343 $651,325,275 $211,043,226 $157,838,507 $136,776,927 $1,049,946,414 $171,107,187 $73,775,104 Other Assets 77,479,432 99,925,511 56,616,225 214,176,337 59,740,301 124,174,319 26,209,265 508,781,859 31,293,040 16,028,642 Total Assets $175,015,284 $563,082,793 $213,557,568 $865,501,612 $270,783,527 $282,012,826 $162,986,192 $1,558,728,273 $202,400,227 $89,803,746 EQUITY & LIABILITIES Equity $78,799,825 $176,137,521 $93,910,458 $335,964,708 $82,312,208 $144,606,114 $38,285,034 $694,838,519 $76,114,522 $29,615,643 Long-term Debt 46,894,023 301,812,050 100,180,557 395,209,988 156,630,692 82,655,672 105,360,568 651,921,977 92,050,893 27,276,859 Other Liabilities 49,321,436 85,133,222 19,466,553 134,326,916 31,840,627 54,751,040 19,340,590 211,967,777 34,234,812 32,911,244 Total Equity and Liabilities $175,015,284 $563,082,793 $213,557,568 $865,501,612 $270,783,527 $282,012,826 $162,986,192 $1,558,728,273 $202,400,227 $89,803,746 2024 ASSETS Total Utility Plant (1) $133,238,307 $596,930,961 $168,178,432 $794,648,085 $284,390,987 $226,847,608 $177,053,783 $1,449,464,327 $235,693,079 $91,101,223 Depreciation 33,646,716 218,310,575 30,156,928 178,488,973 100,811,510 76,338,228 42,914,679 477,731,132 61,570,754 22,925,577 Net Plant $99,591,591 $378,620,386 $138,021,504 $616,159,112 $183,579,477 $150,509,380 $134,139,104 $971,733,195 $174,122,325 $68,175,646 Other Assets 69,438,326 162,741,858 59,433,553 198,886,280 63,720,670 133,296,683 25,842,641 506,779,030 46,900,605 15,398,350 Total Assets $169,029,917 $541,362,244 $197,455,057 $815,045,392 $247,300,147 $283,806,063 $159,981,745 $1,478,512,225 $221,022,930 $83,573,996 EQUITY & LIABILITIES Equity $71,732,873 $165,166,074 $87,126,821 $316,196,026 $75,712,218 $139,144,492 $35,032,288 $656,596,449 $65,181,047 $28,567,176 Long-term Debt 46,180,284 273,807,403 87,470,258 378,258,340 141,764,641 86,268,288 105,113,245 601,818,080 88,138,440 28,761,720 Other Liabilities 51,116,760 102,388,767 22,857,978 120,591,026 29,823,288 58,393,283 19,836,212 220,097,696 67,703,443 26,245,100 Total Equity and Liabilities $169,029,917 $541,362,244 $197,455,057 $815,045,392 $247,300,147 $283,806,063 $159,981,745 $1,478,512,225 $221,022,930 $83,573,996 2023 ASSETS Total Utility Plant (1) $115,612,932 $544,026,983 $137,278,972 $714,152,484 $251,208,115 $216,442,254 $149,037,751 $1,353,766,401 $215,689,488 $77,684,203 Depreciation 30,702,839 203,956,519 29,956,660 166,498,527 95,696,285 72,096,945 47,821,900 447,373,965 57,325,141 22,196,203 Net Plant $84,910,093 $340,070,464 $107,322,312 $547,653,957 $155,511,830 $144,345,309 $101,215,851 $906,392,436 $158,364,347 $55,488,000 Other Assets 53,549,848 143,933,137 52,798,495 171,027,625 54,855,173 111,312,344 28,457,868 466,128,937 17,745,876 10,467,000 Total Assets $138,459,941 $484,003,601 $160,120,807 $718,681,582 $210,367,003 $255,657,653 $129,673,719 $1,372,521,373 $176,110,223 $65,955,000 EQUITY & LIABILITIES Equity $68,071,455 $161,335,957 $82,156,880 $305,179,762 $67,319,070 $130,185,132 $32,751,361 $620,682,630 $63,245,609 $27,321,483 Long-term Debt 42,116,410 240,443,797 59,409,618 329,387,088 101,202,852 71,699,003 78,133,651 541,140,533 83,854,345 27,280,661 Other Liabilities 28,272,076 82,223,847 18,554,309 84,114,732 41,845,081 53,773,518 18,788,707 210,698,210 29,010,269 11,352,856 Total Equity and Liabilities $138,459,941 $484,003,601 $160,120,807 $718,681,582 $210,367,003 $255,657,653 $129,673,719 $1,372,521,373 $176,110,223 $65,955,000 Footnotes: (1) Including construction work in progress. Table 6 (Continued)

Middle Slash Georgia Mitchell Ocmulgee Oconee Okefenoke Planters Rayle Satilla Sawnee Pine 2025 ASSETS Total Utility Plant (1) $122,624,577 $273,079,998 $95,432,832 $122,473,231 $265,978,753 $108,789,916 $142,190,163 $449,628,258 $983,932,626 $87,665,546 Depreciation 17,840,601 46,582,044 26,586,076 28,338,571 84,905,580 32,660,807 42,920,425 67,634,455 154,263,329 11,732,444 Net Plant $104,783,976 $226,497,954 $68,846,756 $94,134,660 $181,073,173 $76,129,109 $99,269,738 $381,993,803 $829,669,297 $75,933,102 Other Assets 15,664,324 61,399,924 24,564,709 30,611,392 53,957,656 50,356,304 33,413,207 246,194,490 262,102,056 30,361,452 Total Assets $120,448,300 $287,897,878 $93,411,465 $124,746,052 $235,030,829 $126,485,413 $132,682,945 $628,188,293 $1,091,771,353 $106,294,554 EQUITY & LIABILITIES Equity $36,391,869 $112,328,488 $57,311,714 $43,276,894 $85,950,926 $60,322,612 $48,324,099 $169,297,403 $398,752,735 $40,703,858 Long-term Debt 77,051,430 134,115,304 28,347,451 62,474,322 123,670,550 44,627,069 63,821,442 249,442,726 457,153,056 31,187,318 Other Liabilities 7,005,001 41,454,085 7,752,300 18,994,835 25,409,353 21,535,732 20,537,404 209,448,164 235,865,562 34,403,378 Total Equity and Liabilities $120,448,300 $287,897,878 $93,411,465 $124,746,052 $235,030,829 $126,485,413 $132,682,945 $628,188,293 $1,091,771,353 $106,294,554 2024 ASSETS Total Utility Plant (1) $119,233,465 $249,505,312 $91,498,954 $108,305,051 $253,435,925 $104,085,584 $133,366,267 $401,824,210 $906,677,539 $82,563,496 Depreciation 15,328,589 46,294,858 24,736,499 30,641,193 81,297,614 29,874,900 42,627,054 61,143,034 151,899,259 11,977,854 Net Plant $103,904,876 $203,210,454 $66,762,455 $77,663,858 $172,138,311 $74,210,684 $90,739,213 $340,681,176 $754,778,280 $70,585,642 Other Assets 16,554,927 60,814,496 22,733,187 31,799,545 52,712,267 60,016,858 32,126,775 208,306,224 250,954,139 29,743,489 Total Assets $120,459,803 $264,024,950 $89,495,642 $109,463,403 $224,850,578 $134,227,542 $122,865,988 $548,987,400 $1,005,732,419 $100,329,131 EQUITY & LIABILITIES Equity $33,539,893 $105,137,746 $52,657,518 $41,329,401 $78,098,263 $57,858,968 $46,853,651 $153,449,720 $366,034,533 $33,663,804 Long-term Debt 70,383,902 117,621,080 28,959,140 48,932,344 119,677,999 45,919,263 54,785,197 200,896,932 407,245,567 31,228,803 Other Liabilities 16,536,008 41,266,124 7,878,984 19,201,658 27,074,316 30,449,311 21,227,140 194,640,748 232,452,319 35,436,524 Total Equity and Liabilities $120,459,803 $264,024,950 $89,495,642 $109,463,403 $224,850,578 $134,227,542 $122,865,988 $548,987,400 $1,005,732,419 $100,329,131 2023 ASSETS Total Utility Plant (1) $112,583,167 $213,272,218 $84,848,632 $92,898,623 $237,629,416 $100,101,134 $125,352,198 $355,910,348 $832,047,282 $60,833,408 Depreciation 16,128,669 46,316,116 24,975,110 30,238,570 78,578,451 28,813,123 40,958,477 55,174,351 143,289,958 11,563,053 Net Plant $96,454,498 $166,956,102 $59,873,522 $62,660,053 $159,050,965 $71,288,011 $84,393,721 $300,735,997 $688,757,324 $49,270,355 Other Assets 14,719,315 55,656,682 25,340,831 25,965,486 48,216,547 45,522,072 26,260,805 89,620,816 288,721,407 21,251,914 Total Assets $111,173,813 $222,612,784 $85,214,353 $88,625,539 $207,267,512 $116,810,083 $110,654,526 $390,356,813 $977,478,731 $70,522,269 EQUITY & LIABILITIES Equity $29,826,427 $100,154,206 $46,160,899 $38,569,972 $72,178,346 $54,784,570 $45,297,722 $135,247,212 $336,420,734 $31,475,279 Long-term Debt 70,326,736 84,719,597 27,565,723 32,440,481 110,393,429 43,005,353 46,980,399 191,656,796 392,399,569 29,235,690 Other Liabilities 11,020,650 37,738,981 11,487,731 17,615,086 24,695,737 19,020,160 18,376,405 63,452,805 248,658,428 9,811,300 Total Equity and Liabilities $111,173,813 $222,612,784 $85,214,353 $88,625,539 $207,267,512 $116,810,083 $110,654,526 $390,356,813 $977,478,731 $70,522,269 Footnotes: (1) Including construction work in progress. Table 6 (Continued)

Snapping Southern Three Tri- MEMBER Shoals Rivers Sumter Notch County Upson Walton Washington TOTAL 2025 ASSETS Total Utility Plant (1) $425,026,678 $203,746,702 $183,973,016 $111,305,110 $218,154,353 $38,497,275 $627,515,543 $165,506,976 $13,504,420,120 Depreciation 179,071,152 46,149,619 41,831,867 38,030,872 45,233,606 15,036,370 245,052,954 37,557,354 3,732,976,219 Net Plant $245,955,526 $157,597,083 $142,141,149 $73,274,238 $172,920,747 $23,460,905 $382,462,589 $127,949,622 $9,771,443,901 Other Assets 158,690,901 40,704,938 41,378,900 44,443,385 17,400,417 22,620,161 308,263,485 42,130,775 4,237,470,505 Total Assets $404,646,427 $198,302,021 $183,520,049 $117,717,623 $190,321,164 $46,081,066 $690,726,074 $170,080,397 $14,008,914,406 EQUITY & LIABILITIES Equity $118,655,433 $75,193,019 $80,980,339 $70,821,255 $53,334,063 $31,266,824 $293,602,157 $54,492,135 $5,786,208,600 Long-term Debt 128,203,690 106,653,304 83,589,593 38,873,342 119,714,280 10,083,847 173,046,603 85,762,582 5,766,077,399 Other Liabilities 157,787,304 16,455,698 18,950,117 8,023,026 17,272,821 4,730,395 224,077,314 29,825,680 2,456,628,406 Total Equity and Liabilities $404,646,427 $198,302,021 $183,520,049 $117,717,623 $190,321,164 $46,081,066 $690,726,074 $170,080,397 $14,008,914,406 2024 ASSETS Total Utility Plant (1) $398,962,580 $185,545,586 $173,689,942 $106,537,236 $211,937,230 $36,178,853 $595,061,900 $162,206,376 $12,621,062,562 Depreciation 170,484,606 39,961,986 40,714,339 37,213,375 40,747,004 14,912,462 234,677,008 37,971,440 3,540,721,172 Net Plant $228,477,974 $145,583,600 $132,975,603 $69,323,861 $171,190,226 $21,266,391 $360,384,892 $124,234,936 $9,080,341,390 Other Assets 126,301,883 50,085,721 40,209,056 43,975,878 19,189,353 23,677,899 286,534,315 46,917,290 4,041,267,259 Total Assets $354,779,857 $195,669,321 $173,184,659 $113,299,739 $190,379,579 $44,944,290 $646,919,207 $171,152,226 $13,121,608,649 EQUITY & LIABILITIES Equity $112,236,406 $65,286,837 $78,756,899 $64,462,617 $50,234,209 $29,975,509 $278,779,087 $51,651,261 $5,324,710,411 Long-term Debt 119,252,863 110,132,783 71,627,199 41,376,556 115,302,150 10,519,460 182,176,833 83,385,720 5,278,479,477 Other Liabilities 123,290,588 20,249,701 22,800,561 7,460,566 24,843,220 4,449,321 185,963,287 36,115,245 2,518,418,761 Total Equity and Liabilities $354,779,857 $195,669,321 $173,184,659 $113,299,739 $190,379,579 $44,944,290 $646,919,207 $171,152,226 $13,121,608,649 2023 ASSETS Total Utility Plant (1) $371,935,599 $170,572,649 $161,429,604 $102,199,270 $197,057,855 $35,274,651 $561,654,955 $134,624,497 $11,608,020,660 Depreciation 161,313,239 36,211,208 39,810,755 35,133,166 37,909,068 14,646,231 223,372,946 37,948,328 3,355,518,504 Net Plant $210,622,360 $134,361,441 $121,618,849 $67,066,104 $159,148,787 $20,628,420 $338,282,009 $96,676,169 $8,252,502,156 Other Assets 106,107,464 40,829,658 38,377,755 43,322,978 20,973,102 20,328,104 300,855,527 46,851,953 3,491,809,459 Total Assets $316,729,824 $175,191,099 $159,996,604 $110,389,082 $180,121,889 $40,956,524 $639,137,536 $143,528,122 $11,744,311,615 EQUITY & LIABILITIES Equity $102,640,543 $57,507,080 $76,994,421 $59,095,243 $48,234,891 $28,142,400 $263,454,200 $49,441,701 $4,908,935,969 Long-term Debt 106,898,204 99,546,414 67,019,799 43,553,387 104,224,367 8,593,404 166,045,163 82,700,718 4,808,037,420 Other Liabilities 107,191,077 18,137,605 15,982,384 7,740,452 27,662,631 4,220,720 209,638,173 11,385,703 2,027,338,226 Total Equity and Liabilities $316,729,824 $175,191,099 $159,996,604 $110,389,082 $180,121,889 $40,956,524 $639,137,536 $143,528,122 $11,744,311,615 Footnotes: (1) Including construction work in progress. Table 6 (Continued)